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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 14, 1998
                                                         ------------------

                       Dispatch Management Services Corp.
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                       0-23349                       13-3967426
---------------                 ------------               -------------------
(State or other                 (Commission                   (IRS Employee
jurisdiction of                 File Number)               Identification No.)
incorporation)


65 West 36th Street, New York, New York                                10018
--------------------------------------------                          --------
(Address of principal executive offices)                              Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212)268-2910
                                                        -------------

         --------------------------------------------------------------
         (Former name and former address, if changed since last report)
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Item 5.           Other Events.

Description of Series C Junior Participating Preferred Shares.

         The Description of Capital Stock of Dispatch Management Services Corp. (the "Company") is amended to add the following:

         The Company's Certificate of Incorporation, as amended (the "Charter"), authorizes the Board of Directors (without stockholder approval) to issue shares of preferred stock, par value $.01 per share (the "Preferred Stock"), from time to time in one or more classes or series, each class or series to have such designations, preferences, related rights, qualifications, limitations or restrictions as may be determined by the Board of Directors. The ability of the Board of Directors to issue shares of Preferred Stock, while providing flexibility in connection with acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or discourage a third party from acquiring, a majority of the outstanding share of voting stock of the Company.

         Effective as of December 21 1998, the Company established a series of Preferred Stock, Series C Junior Participating Preferred Shares (the "Preferred Shares"), consisting of 500,000 shares. The Preferred Shares may be issued to holders of Common Stock upon the exercise of purchase rights that, on December 14, 1998, were declared as a dividend to holders of Common Stock as of December 28, 1998. The Preferred Shares will be senior to the Common Stock with respect to payment of dividends and the distribution of assets, but will rank junior to any other series of Preferred Stock unless the terms of such other series of Preferred Stock provides otherwise.

         The holders of Preferred Shares will be entitled to 100 votes per share on all matters submitted to a vote of the stockholders of the Company. In the event that dividends upon the Preferred Shares are in arrears in an amount equal to six full quarterly dividends, the holders of the Preferred Shares will become entitled to vote, separately as a class, for the election of two directors. Such special voting rights will continue until all accumulated and unpaid dividends have been paid or sufficient funds for such payment have been set aside.

         Cumulative preferential dividends will be payable quarterly, at a quarterly rate equal to the greater of (a) $10.00 or (b) 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding quarterly dividend payment date, or, with respect to the first such payment date, since the first issuance of any share or fraction of a share of the Preferred Shares.

         The liquidation preference of the Preferred Shares will be the greater of (a) $30.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to adjustment, equal to 100 times the aggregate amount to be
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distributed per share to holders of Common Stock. In case the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, the Preferred Shares will at the same time be similarly exchanged or changed in an amount per share equal to 100 times the aggregate amount of stock, securities, cash and/or any other property into which or for which each share of Common Stock is changed or exchanged.

         The Preferred Shares will not be redeemable. The holders of Preferred Shares will have antidilution protection against stock splits, stock dividends, and the combination of the outstanding shares of Common Stock into a smaller number of shares.


Stockholder Rights Plan

         On December 14, 1998, the Board of Directors approved a Rights Plan in the form of a rights agreement dated as of December 14, 1998 (the "Rights Agreement"), and in connection therewith, declared a dividend distribution of one Right for each outstanding share of the Company's common stock, par value $.01 per share (each, a "Common Share"), to stockholders of record at the close of business on December 28, 1998 (the "Record Date"). Each Right will entitle the registered holder to purchase from the Company one one-hundredth (1/100) of a share (a "Preferred Share Fraction") of the Series C Junior Participating Preferred Shares, par value $.01 per share (the "Preferred Shares"), of the Company, or a combination of securities and assets of equivalent value (a "Unit"), at a per Unit, adjustable Purchase Price of $93.00. The description and terms of the Rights are set forth in the Rights Agreement.

                  Initially, ownership of the Rights will be evidenced by the Common Share certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Shares on the "Distribution Date," the earlier of (i) ten (10) business days following a determination by the Board of Directors that a person or group of affiliated or associated persons (an "Acquiring Person"(1/)) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares (the "Stock Acquisition Date"), or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that will result in a person or group beneficially owning 15% or more of the outstanding Common Shares. Until the Distribution Date, (i) the Rights will be evidenced by the Common Share certificates, (ii) new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the

------------------

(1/) Under the Rights Agreement, the term Acquiring Person does not include any person who has reported or was eligible to report as of December 14, 1998 beneficial ownership of more than 15% on a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (or any comparable or successor report), but only so long as (i) such person is eligible to report such ownership on a Schedule 13G under the Exchange Act (or any comparable or successor report), (ii) such person has not reported and is not required to report such ownership on a Schedule 13D under the Exchange Act (or any comparable or successor report), and (iii) such person has not acquired beneficial ownership of more than 50,000 additional Common Shares.

surrender for transfer of any certificates for Common Shares outstanding will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

                  The Rights will not be exercisable until the Distribution Date and will expire at the close of business on the date that is ten years after the Record Date unless earlier redeemed by the Company as described below or unless a transaction under Section 13(d) of the Rights Agreement has occurred.

                  As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only Common Shares issued after the Record Date and prior to the Distribution Date will be issued with Rights.

                  Except in the circumstances described below, after the Distribution Date each Right will be exercisable for a Preferred Share Fraction. Each Preferred Share Fraction will carry voting and dividend rights that are intended to produce the equivalent of one Common Share. The voting and dividend rights of the Preferred Shares will be subject to adjustment in the event of dividends, subdivisions and combinations with respect to the Common Shares of the Company. In lieu of issuing certificates for Preferred Share Fractions that are less than an integral multiple of one Preferred Share (i.e., 100 Preferred Share Fractions), the Company will pay cash representing the current market value of the Preferred Share Fractions.

                  In the event that at any time following the Stock Acquisition Date, a Person becomes an Acquiring Person other than pursuant to a tender offer or exchange offer that provides fair value to all stockholders and therefore has been deemed to be a "Qualifying Offer," each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. In lieu of requiring payment of the Purchase Price upon exercise of the Rights following any such event, the Company may permit the holders simply to surrender the Rights, in which event they will be entitled to receive Common Shares (and other property, as the case may be) with a value of 50% of what could be purchased by payment of the full Purchase Price. Notwithstanding any of the foregoing, following the occurrence of an event described in the first sentence of this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) have been, beneficially owned by any Acquiring Person who was involved in the transaction giving rise to any such event, will be null and void. However, Rights will not be exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

                  For example, if the Rights are exercisable at an exercise price of $35 per Right, each Right not otherwise voided following an event set forth in the preceding paragraph would entitle its holder to purchase $70 worth of Common Shares (or other consideration, as noted above) for $35. Assuming that the Common Shares had a per share value of $10 at such time, the holder of each valid Right would be entitled to purchase seven Common Shares for $35. Alternatively, the Company could permit the holder to surrender each Right in exchange for three and a half Common Shares (with a value of $35) without the payment of any consideration other than the surrender of the Right.

                  In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger that is described in or that follows a Qualifying Offer), or (ii) 50% or more of the Company's assets or earning power are sold or transferred, each holder of a Right (except Rights that previously have been voided as set forth above) will thereafter have the right to receive, upon exercise, Common Shares of the acquiring company having a value equal to two times the exercise price of the Right. Again, provision may be made to permit surrender of the Rights in exchange for one-half of the value otherwise purchasable. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

                  The Purchase Price payable, and the number of Preferred Share Fractions or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) if holders of the Preferred Shares are granted certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or
(iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly dividends) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No Preferred Share Fractions will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of the exercise.

                  At any time until ten (10) days following the Stock Acquisition Date, the Company can redeem the Rights in whole, but not in part, at a price of $.001 per Right. That ten (10) day redemption period can be extended by the Board of Directors so long as the Rights are still redeemable. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.001 redemption price.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Preferred Shares (or Common Shares or other
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consideration) of the Company or for Common Shares of the acquiring company as set forth above.

                  Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement can be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement can be amended by the Board of Directors in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption can be made at such time as the Rights are not redeemable.

         A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to this Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.


Certain Bylaws Amendments

         At its December 14, 1998 meeting, the Board of Directors also approved amendments to the Company's Amended and Restated Bylaws to: (1) provide that a special meeting of the stockholders may be called only by the Chairman of the Board, the Chief Executive Officer (under certain circumstances), or at the request of a majority of the members of the Board of Directors; (2) require that stockholder action in writing be by unanimous written consent; (3) lengthen the advance notice period for stockholder nomination of directors; and (4) eliminate certain superfluous language contained in the Bylaws.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c) Exhibits.

                  Exhibit No.                            Exhibit
                  -----------                            -------
                  3.1.1                     Certificate of Designations,
                                            Preferences, Related Rights,
                                            Qualifications, Limitations and
                                            Restrictions of Series C Junior
                                            Participating Preferred Shares.

                  3.2                       Amended and Restated Bylaws.

                  4                         Rights Agreement, dated as of
                                            December 14, 1998, between Dispatch
                                            Management Services Corp. and
                                            American Stock Transfer & Trust
                                            Company, as Rights Agent.

                  99                        Press Release dated December 18,
                                            1998.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DISPATCH MANAGEMENT SERVICES CORP.



                                        By:     /s/ Marko Bogoievski
                                                -----------------------------
                                             Name:  Marko Bogoievski
                                             Title: Chief Financial Officer

Dated:  December 29, 1998

                                Index of Exhibits

                  Exhibit No.                             Exhibit
                  -----------                             -------
                  3.1.1                     Certificate of Designations,
                                            Preferences, Related Rights,
                                            Qualifications, Limitations and
                                            Restrictions of Series C Junior
                                            Participating Preferred Shares.

                  3.2                       Amended and Restated Bylaws.

                  4                         Rights Agreement, dated as of
                                            December 14, 1998, between Dispatch
                                            Management Services Corp. and
                                            American Stock Transfer & Trust
                                            Company, as Rights Agent.

                  99                        Press Release dated December 18,
                                            1998.